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                        AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement ("Amendment") is made and entered into as of April 28, 1997, by and between Price Enterprises, Inc., a Delaware Corporation ("Employer") and Robert M. Gans ("Executive").

                                    RECITALS
                                    --------

A. On September 20, 1994 an Employment Agreement was made and entered into and between Executive and Employer.

B. On April 11, 1996, Section 2.3 of the Employment Agreement was modified, such that Executive is entitled to three weeks paid vacation each year.

C. On July 23, 1996, Section 2.1 of the Employment Agreement was modified, such that Executive's annual base salary was increased to $175,000.

D. Employer and Executive now desire to further amend the Employment Agreement, as set forth hereinbelow:

                                     AGREEMENT
                                     ---------

1.  Section 3.1 of the Employment Agreement, which currently provides:

    The term of Executive's employment hereunder shall commence on October 17, 1994 and shall continue until October 16, 1997 unless sooner terminated or extended as hereinafter provided (the "Employment Term").

    is hereby amended to provide as follows:

    The term of Executive's employment hereunder shall commence on October 17, 1994 and shall continue until October 16, 1998, unless sooner terminated or extended as hereinafter as provided (the "Employer Term").


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2.  All other terms of the Employment Agreement shall remain unaltered and fully effective.

Date:  April 28, 1997

EXECUTIVE                                    EMPLOYER
---------                                    --------
                                             PRICE ENTERPRISES, INC.
Robert M. Gans
                                             By:    /s/ ROBERT E. PRICE
/s/ ROBERT M. GANS                                  -------------------
-----------------------                      Name:  Robert E. Price
                                                    -------------------
                                             Title: President
                                                    ------------------